UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 19, 2019

GRACO INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-09249	41-0285640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

88 - 11th Avenue N.E.
Minneapolis,	Minnesota	55413
(Address of principal executive offices)		(Zip Code)

(612)	623-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule-425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GGG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2019, the Management Organization and Compensation Committee (the “Compensation Committee”) of the Board of Directors of Graco Inc. (the “Company”) approved and adopted the Graco Inc. Incentive Bonus Plan (the “Plan”) effective January 1, 2020. The Plan will replace the Incentive Bonus Plan adopted by the Company’s shareholders at the Annual Meeting of Shareholders on April 28, 2017 (the “2017 Plan”), which the Compensation Committee has terminated following payment of any incentive awards for the performance period ending December 27, 2019. The Plan is substantially similar to the 2017 Plan except that it removes certain references and requirements previously applicable to qualified performance-based compensation under Section 162(m) of the Internal Revenue Code following the repeal of the Section 162(m) qualified performance-based compensation exemption under the Tax Cuts and Jobs Act of 2017.
The Plan provides for a cash payment to be made to the executive officers and certain other employees of the Company selected for participation in the Plan, based upon the achievement of certain financial and non-financial performance targets established by the Compensation Committee. The Compensation Committee has the authority to designate the participants in the Plan; determine the applicable performance period; determine the amount of each bonus award; select applicable performance targets; identify the weights of applicable performance targets; determine the relationship between the degree to which performance targets have been achieved and bonus payments; and adjust bonus payments based on unusual or unique circumstances or the impact of acquisitions, divestitures or other major unusual events.
The summary description of the Plan set forth above is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

EXHIBIT INDEX

Exhibit	Description

10.1	Graco Inc. Incentive Bonus Plan.

104	Cover Page Interactive Data File (included within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRACO INC.

Date:	September 19, 2019	By:	/s/ Karen Park Gallivan
Karen Park Gallivan
Its: Executive Vice President, General Counsel and Corporate Secretary